EXHIBIT 10.1

                        THIRD LOAN MODIFICATION AGREEMENT

This Second Loan Modification Agreement (the "Agreement") is made and entered into this 6th day February, 1998, effective December 31, 1997 (the "Effective Date"), by and among Eagle Bank of Miami, a national banking association with its principal place of business at c/o Ada Cabrera-Tekse, 701 Brickell Avenue, Suite 1250, Miami, Florida 33131 ("Lender"), and HEICO Corporation, Heico Aerospace Corporation, Jet Avion Corporation, Jet Avion Heat Treat / Corporation, LPI Industries Corporation, and Aircraft Technology, Inc., each a Florida corporation (collectively the "Original Borrowers"), Trilectron Industries, Inc., a New York corporation, Heico Aviation Products Corp. and Northwings Accessories Corp. each a Florida corporation (the "Additional Borrowers; the Original Borrowers and the Additional Borrowers are hereinafter collectively referred to as the "Borrowers" and individually a "Borrower")

                                   WITNESSETH

         WHEREAS, on or about March 31, 1994 Lender and Original Borrowers entered into that certain Loan Agreement (the "Loan Agreement") pursuant to which Lender provided Borrowers a credit facility in the aggregate principal amount of One Million, Six Hundred Thousand Dollars ($1,600,000.00) (the "Credit Facility") for the purpose of making term loans to Borrowers for purchasing or refinancing equipment to be used in Borrowers' business operations; and

         WHEREAS, Original Borrowers requested and Lender agreed to a modification of the terms and conditions of the Loan Agreement, in accordance with the terms and conditions of that certain Loan Modification Agreement dated August 9, 1995 (the "First Modification"); and

         WHEREAS, Borrowers requested and Lender agreed to a modification of the terms and conditions of the Loan Agreement and First Modification Agreement, in accordance with the terms and conditions of that certain Second Loan Modification Agreement dated February 27, 1997 (the "Second Modification"); and

         WHEREAS, Borrowers have requested and Lender has agreed to a modification of the terms and conditions of the Loan Agreement, the First Modification, and the Second Modification in accordance with the terms and conditions of this Agreement (this Agreement, the Loan Agreement, the First Modification, and the Second Modification shall hereafter be referred to as the "Modified Agreement");

         NOW, THEREFORE, in consideration of the premises, the mutual covenants set forth below and the sum of $10.00, and other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, Borrowers and Lender agree as follows:

                                      TERMS

         1. AFFIRMATION OF LOAN AGREEMENT. Except as modified hereby, all of the terms and conditions of the Loan Agreement and the First Modification Agreement, as well as all other documents and instruments executed and delivered by Borrowers to Lender in connection therewith, are hereby ratified, affirmed and approved in all respects and shall remain in full force and effect.

         2. DEFINITIONS. Unless otherwise defined all capitalized terms of this Agreement shall have the same meaning as in the Loan Agreement.


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         3. THE CREDIT FACILITY. Lender agrees, pursuant to the terms of this
Agreement, to extend the period of time the Credit Facility to March 1, 1999 (the "Termination Date"). The terms for each Equipment Loan shall remain as set forth in the Loan Agreement, except to the extent modified by this Agreement.

         4. CREDIT FACILITY FEE. Borrowers agree to pay Lender a non-refundable credit facility fee in the amount of Four Thousand and 00/100 Dollars ($4,000.00) upon the execution of this Agreement. The facility fee is paid to Lender as compensation for committing to make funds available to Borrowers under the Credit Facility, as set forth in paragraph 3 above, and is not paid as compensation for the Credit Facility or for any other purpose.

         5. COMMITMENT. Paragraph 1.1 of the Loan Agreement is hereby modified to read as follows:

         "1.1 The proceeds of each Equipment Loan shall be used exclusively for the purpose of purchasing equipment to be used in the applicable Borrower's business or to refinance existing equipment purchased not earlier than September 1, 1996 and used in the applicable Borrower's business."

         6. CONDITIONS PRECEDENT TO EQUIPMENT LOAN. Paragraph 2.4 of the Loan Agreement is hereby modified to read as follows:

         "2.4 The Lender shall have received from SUNTRUST BANK, N.A. (formerly known as SUNBANK/SOUTH FLORIDA, N.A.), ("Suntrust") or First Union National Bank of Florida ("First Union"), a Subordination Agreement in form and substance satisfactory to Lender and its counsel substantially in the form of Exhibit "C" attached hereto and made a part hereof whereby Suntrust or First Union shall fully subordinate its interest in equipment purchased or refinanced with the proceeds of the proposed Equipment Loan.

         7. CONFLICT. The provisions of this Agreement shall control in the event of any conflict between it and any of the Loan Documents, except that the provisions of the Notes and security agreements (given pursuant to paragraph 2.3 of the Loan Agreement, the "Security Agreements) shall control in the event of any conflict between the Notes or the Security Agreements and this Agreement.

         8. TIME. Time is of the essence with respect to all matters set forth herein.

         9. WAIVER MODIFICATION OR CANCELLATION. Any waiver, alteration or modification of any of the provisions of this Agreement shall not be valid unless in writing and signed by the parties hereto.

         10. WAIVER OF CLAIMS OR DEFENSES. Borrowers hereby covenant that they have no claims or defenses against Lender that could give rise to any defense, off-set or counterclaim in connection with the enforcement of the Loan Agreement, as modified hereby or any Equipment Loans.


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         11. WAIVER OF JURY TRIAL. ALL PARTIES TO THIS AGREEMENT HEREBY
KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THEIR RESPECTIVE RIGHTS TO A TRIAL BY JURY IN ANY LAWSUIT, PROCEEDING, OR COUNTERCLAIM BASED UPON, OR ARISING OUT OF THIS AGREEMENT, THE EQUIPMENT LOANS, THE LOAN DOCUMENTS AND ANY AGREEMENT EXECUTED IN CONJUNCTION HEREWITH OR THEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN), OR A JURY TRIAL IS A MATERIAL INDUCEMENT FOR LENDER TO ENTER INTO THIS AGREEMENT AND TO MAKE THE EQUIPMENT LOANS.

         12. FURTHER ASSURANCES. At all times following the date of this Agreement, Borrowers agree to execute and deliver, or to cause to be executed and delivered, such documents and to do, or cause to be done, such other acts and things as might be reasonably requested by Lender to effectuate the terms and provisions of this Agreement and the transactions contemplated herein to assure that the benefits of this Agreement are realized by the parties hereto.

         IN WITNESS WHEREOF, Borrowers (Parent and Subsidiaries) and Lender have hereunto caused these presents to be executed on this date first above written.

WITNESSES:                         LENDER:

_____________________________      EAGLE NATIONAL BANK OF MIAMI, a
                                   National banking association
_____________________________      By:        ___________________________

                                   Print Name:___________________________
                                   Title:     ___________________________

WITNESSES:                         PARENT:

______________________________     HEICO CORPORATION, a Florida
                                   corporation
______________________________     By:        ___________________________
                                   Print Name:___________________________
                                   Title:     ___________________________

WITNESSES:                         SUBSIDIARIES:

______________________________     JET AVION CORPORATION,
                                   a Florida corporation
______________________________     By:        ___________________________
                                   Print Name:___________________________
                                   Title:     ___________________________


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______________________________     HEICO AEROSPACE
                                   CORPORATION, a
______________________________     Florida corporation
                                   By:        ____________________________
                                   Print Name:____________________________
                                   Title:     ____________________________

______________________________     JET AVION HEAT TREAT
                                   CORPORATION, a Florida
______________________________     corporation
                                   By:        ___________________________
                                   Print Name:___________________________
                                   Title:     ___________________________

______________________________     LPI INDUSTRIES
                                   CORPORATION,
______________________________     a Florida corporation
                                   By:        ___________________________
                                   Print Name:___________________________
                                   Title:     ___________________________

______________________________     AIRCRAFT TECHNOLOGY,
                                   INC., a Florida corporation
______________________________     By:        ___________________________
                                   Print Name:___________________________
                                   Title:     ___________________________

______________________________     TRILECTRON INDUSTRIES,
                                   INC., a New York corporation
                                   By:        ___________________________
                                   Print Name:___________________________
                                   Title:     ___________________________

______________________________     HEICO AVIATION PRODUCTS CORPORATION,
                                   a Florida corporation
______________________________     By:        ___________________________
                                   Print Name:___________________________
                                   Title:     ___________________________

______________________________     NORTHWINGS ACCESSORIES CORPORATION,
                                   a Florida corporation
______________________________     By:        ___________________________
                                   Print Name:___________________________
                                   Title:     ___________________________